                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    AUGUST 23, 2001



                               CISCO SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)



         CALIFORNIA                       0-18225                             77-0059951
(State or Other Jurisdiction           (Commission                          (IRS Employer
       of Incorporation)               File Number)                      Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                                   95134-1706
 (Address of Principal Executive Offices)                                     (Zip Code)




Registrant's telephone number, including area code:  (408) 526-4000

ITEM 5. OTHER EVENTS.

     On August 23, 2001, Cisco Systems, Inc. (the "Registrant") announced its has completed the acquisition of AuroraNetics, Inc. of San Jose, California. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release announcing the completion of the acquisition.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          99.1 Press Release, dated August 23, 2001, announcing the Registrant's acquisition of AuroraNetics, Inc.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CISCO SYSTEMS, INC.

Dated: August 24, 2001          By: /s/ MICHELANGELO VOLPI
                                   ---------------------------------------------
                                   Michelangelo Volpi
                                   Senior Vice President, Chief Strategy Officer

                                  EXHIBIT INDEX


Exhibit
Number                                       Description of Document
------                                       ------------------------
99.1                 Press Release, dated August 23, 2001, announcing the Registrant's acquisition of AuroraNetics,
                     Inc.